                                  EXHIBIT 99.2

              Certification Pursuant to Section 1350 of Chapter 63
                      Of Title 18 of the United States Code

I, Steven H. Wood, the Chief Financial Officer of Maytag Corporation, certify that (i) the Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the foregoing report fairly represents, in all material respects, the financial condition and results of operations of Maytag Corporation.

                                   /s/ Steven H. Wood
                                   ------------------
                                   Steven H. Wood, Chief Financial Officer

                                   November 13, 2002
                                   -----------------
                                   Date

                                      -28-